UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 25, 2011

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51150	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300 Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                             Submission of Matters to a Vote of Security Holders.

a)              The Company held its Annual Meeting of Shareowners on May 25, 2011.

b)             Of the 46,154,300 shares outstanding and entitled to vote at the meeting, 41,400,488 shares were present at the meeting in person or by proxy, constituting a quorum of 89.7 percent.  The shareowners of the Company’s common stock considered and voted upon four Company proposals.

Item 1	Company Proposal to Elect 3 Directors Nominated by the Board of Directors.

The holders of the common stock of the Company elected each of the following directors to serve a term of three years, ending the earlier of (i) our 2014 Annual Meeting and the date a qualified successor has been elected, or (ii) death, resignation or retirement.  The directors were elected by the following count:

Directors	For	Withheld	Broker Non-Votes
John M. Chapman	37,719,044	337,632	3,343,812
Ronald J. Gidwitz	37,815,018	241,658	3,343,812
Matthew Kaplan	37,815,378	241,298	3,343,812

Item 2	Company Proposal to Ratify Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2011.

The holders of the Company’s common stock ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2011 by the following count:

For	Against	Abstain	Broker Non-Votes
41,262,639	133,615	4,234	0

Item 3	Company Proposal to Vote on a Non-Binding Resolution to Approve the Compensation of Our Named Executive Officers.

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
37,936,626	99,565	20,485	3,343,812

Item 4	Company Proposal on a Non-Binding Vote on the Frequency with which Shareowners Will Approve the Compensation of Our Named Executive Officers.

The holders of the Company’s common stock voted on the non-binding resolution regarding the frequency with which shareowners will approve the compensation of the Company’s named executive officers by the following count:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
34,941,190	15,574	3,085,197	14,715	3,343,812

After consideration of the results set forth in Item 5.07(b), Item 4, above, the Board of Directors has determined to hold advisory votes on executive compensation on an annual basis until the next such advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2011

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Andrea K Tarbox
	Name:	Andrea K. Tarbox
	Title:	Chief Financial Officer